SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  January 30, 2004
(Date of earliest event reported)

Commission File No. 333-105940



                    Banc of America Mortgage Securities, Inc.
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              Delaware                               36-4514369
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      (State of Incorporation)            (I.R.S. Employer Identification No.)



201 North Tryon Street, Charlotte, North Carolina                    28255
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            Address of principal executive offices                  (Zip Code)



                                (704) 387-2111
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              Registrant's Telephone Number, including area code




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  (Former name, former address and former fiscal year, if changed since last report)



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ITEM 5.     Other Events
            ------------

            On January 30, 2004, Banc of America Mortgage Securities, Inc. (the "Registrant") amended the Pooling and Servicing Agreement, dated March 25, 2003, among the Registrant, as depositor, Bank of America, N.A., as servicer, and Wells Fargo Bank Minnesota, National Association, as trustee, relating to the Registrant's Mortgage Pass-Through Certificates, Series 2003-C. A copy of the amendment is filed as an exhibit hereto.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

      (EX-4) Amendment No. 1, dated January 30, 2004, to Pooling and Servicing Agreement, dated March 25, 2003, among Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank Minnesota, National Association, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANC OF AMERICA MORTGAGE
                                          SECURITIES, INC.


January 30, 2004



                                    By: /s/ Judy Lowman
                                       ----------------------------------------
                                       Name:  Judy Lowman
                                       Title:    Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                              Paper (P) or
Exhibit No.                 Description                       Electronic (E)
-----------                 -----------                       --------------


   (EX-4)                   Amendment No. 1, dated January      E
                            30, 2004, to Pooling and
                            Servicing Agreement, dated March
                            25, 2003, among Banc of America
                            Mortgage Securities, Inc., Bank
                            of America, N.A. and Wells Fargo
                            Bank Minnesota, National
                            Association, as trustee.